UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                               ____________

                                 FORM 8-K

                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934



                              July 28, 2004
______________________________________________________________________________
             Date of report (Date of earliest event reported)



                        Willow Grove Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



   Pennsylvania                     000-49706                    80-0034942
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



Welsh and Norristown Roads, Maple Glen, Pennsylvania               19002
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)



                              (215) 646-5405
______________________________________________________________________________
           (Registrant's telephone number, including area code)




                              Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          __________________________________________________________________


     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          Number    Description
          ______    _______________________________________________________

          99.1 Press Release announcing third quarter results and declaration of a cash dividend.



Item 12.  Results of Operations and Financial Condition
          _____________________________________________


     On July 28, 2004, Willow Grove Bancorp, Inc. (the "Company") issued a press release announcing its results of operations for the fourth quarter and year ended June 30, 2004 and the declaration of a cash dividend payable on August 20, 2004 to stockholders of record on August 6, 2004.

     The Company's press release dated July 28, 2004, is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.




















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WILLOW GROVE BANCORP, INC.



  Date: July 30, 2004         By:  /s/ Christopher E. Bell
                                   -----------------------------------
                                   Christopher E. Bell
                                   Chief Financial Officer

























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                         EXHIBIT INDEX



Exhibit Number        Description
--------------        -----------

99.1                  Press Release dated July 28, 2004